INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED december 22, 2023 TO THE PROSPECTUSES
DATED FEBRUARY 28, 2023 OF:
Invesco Real Assets ESG ETF (IVRA)
(the “Fund”)
The Fund’s classification has changed from “non-diversified” to “diversified,” and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Fund’s Summary Prospectus and Statutory Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
Please Retain This Supplement For Future Reference.
P-ACTIVE-PRO-SUP 122223

INVESCO actively managed EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED december 22, 2023 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED february 28, 2023, as previously supplemented, OF:
Invesco Real Assets ESG ETF (IVRA)
(the “Fund”)
The Fund’s classification has changed from “non-diversified” to “diversified.” The disclosure in the Statement of Additional Information is updated as follows:
The fifth sentence in the first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Fund as “diversified” for purposes of the Investment Company Act of 1940.
In addition and accordingly, the Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
Please Retain This Supplement For Future Reference.
P-ACTIVE-SOAI-SUP 122223